Exhibit 99.1

                     China Unistone Acquisition Corporation
                    (a corporation in the development stage)

                                                            Financial statements
                   For the Periods from May 7, 2004 (inception) to June 22, 2004 and May 7, 2004 (inception) to November 24, 2004

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

            Report of Independent Registered Public Accounting Firm            3

            Financial statements

                Balance Sheets                                                 4
                Statements of Operations                                       5
                Statements of Stockholders' Equity                             6
                Statements of Cash Flows                                       7

            Notes to Financial Statements                                   8-11

Report of Independent Registered Public Accounting Firm

To the Board of Directors
China Unistone Acquisition Corporation

We have audited the accompanying balance sheets of China Unistone Acquisition Corporation (a corporation in the development stage) as of November 24, 2004 and June 22, 2004, and the related statements of operations, stockholders' equity and cash flows for the periods from May 7, 2004 (inception) to November 24, 2004 and May 7, 2004 (inception) to June 22, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of China Unistone Acquisition Corporation as of November 24, 2004 and June 22, 2004, and the results of its operations and cash flows for the periods from May 7, 2004 (inception) to November 24, 2004 and May 7, 2004 (inception) to June 22, 2004 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

November 24, 2004

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                                  Balance Sheets

================================================================================

                                                       November 24,             June 22,
                                                          2004                    2004
-----------------------------------------------------------------------------------------
Assets
Current assets:
     Cash                                              $    886,149          $     69,970
     Cash held in Trust Fund (Note 1)                    17,595,000                    --
     Prepaid expenses                                        11,000                    --
                                                       ------------          ------------
          Total current assets                         $ 18,492,149                69,970
Deferred offering costs                                          --                25,000
                                                       ------------          ------------
Total assets                                           $ 18,492,149          $     94,970
                                                       ============          ============

Liabilities and Stockholders' Equity
Current liabilities:
     Accrued expenses                                  $     81,500          $        935
     Notes payable, stockholders (Note 3)                    70,000                70,000
                                                       ------------          ------------
          Total current liabilities                         151,500                70,935
                                                       ------------          ------------

Common stock, subject to possible redemption,
     689,655 shares at conversion value (Note 1)          3,517,241                    --
                                                       ------------          ------------

Commitment (Note 4)

Stockholders'  equity (Notes 1, 2, 5 and 6)
     Preferred  stock,  $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 20,000,000 shares
          Issued and outstanding 4,200,000 shares
               (which includes 689,655 subject to
               possible redemption) and
               750,000, respectively                            420                    75
     Additional paid-in capital                          14,825,600                24,925
     Deficit accumulated during development stage            (2,612)                 (965)
                                                       ------------          ------------

          Total stockholders' equity                     14,823,408                24,035
                                                       ------------          ------------
Total liabilities and stockholders' equity             $ 18,492,149          $     94,970
                                                       ============          ============

                See accompanying notes to financial statements.

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Operations

================================================================================

                                                 Period from        Period from
                                                 May 7, 2004        May 7, 2004
                                               (inception) to           to
                                             November 24, 2004     June 22, 2004
--------------------------------------------------------------------------------

Expenses:

     Formation and operating costs             $    (2,612)        $      (965)
                                               -----------         -----------

Net loss for the period                        $    (2,612)        $      (965)
                                               -----------         -----------

Net loss per share basic and diluted           $      (.00)        $      (.00)
                                               -----------         -----------

Weighted average shares outstanding                767,164             750,000
                                               -----------         -----------

                See accompanying notes to financial statements.

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                              Statements of Stockholders' Equity

================================================================================

                                                              Common Stock         Additional    Deficit accumulated
                                                              ------------          Paid-In          during the
                                                          Shares        Amount      Capital       development stage       Total
------------------------------------------------------------------------------------------------------------------------------------
Balance, May 7, 2004 (inception)                               --      $    --   $         --     $         --        $         --

Sale of 750,000 shares of common stock to
     initial stockholders                                 750,000           75         24,925               --              25,000

Net loss for the period                                        --           --             --             (965)               (965)

------------------------------------------------------------------------------------------------------------------------------------
Balance, June 22, 2004                                    750,000           75         24,925             (965)             24,035

Sale of 3,450,000 units, net of underwriters'
   discount and offering expenses (includes
   689,655 shares subject to possible conversion)       3,450,000          345     18,317,816               --          18,318,161

Proceeds subject to possible conversion of
    689,655 shares                                             --           --     (3,517,241)              --          (3,517,241)

Proceeds from issuance of option                               --           --            100               --                 100

Net loss for the period                                        --           --             --           (1,647)             (1,647)

------------------------------------------------------------------------------------------------------------------------------------
Balance, November 24, 2004                              4,200,000      $   420   $ 14,825,600     $     (2,612)       $ 14,823,408
                                                        =========      =======   ============     ============        ============

                See accompanying notes to financial statements.

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                        Statements of Cash Flows

================================================================================

                                                                                 May 7, 2004               May 7, 2004
                                                                               (inception) to                  to
                                                                              November 24, 2004           June 22, 2004
------------------------------------------------------------------------------------------------------------------------
Cash Flows from Operating Activities
       Net loss                                                                  $     (2,612)             $       (965)
         Increase in prepaid expenses                                                 (11,000)                       --
         Increase in accrued expenses                                                   1,500                       935
                                                                                 ------------              ------------
           Net cash used in operating activities                                      (12,112)                      (30)
                                                                                 ------------              ------------
Cash Flows from Investing Activities
     Cash held in Trust Fund                                                      (17,595,000)                       --
                                                                                 ------------              ------------
           Net cash used in investing activities                                  (17,595,000)                       --
                                                                                 ------------              ------------
Cash Flows from Financing Activities
     Gross proceeds                                                                20,700,000                        --
     Proceeds from notes payable, stockholders                                         70,000                    70,000
     Proceeds from sale of shares of common stock                                      25,000                    25,000
     Proceeds from issuance of option                                                     100                        --
     Payment of costs of public offering                                           (2,301,839)                  (25,000)
                                                                                 ------------              ------------
           Net cash provided by financing activities                               18,493,261                    70,000
                                                                                 ------------              ------------
Net increase in cash                                                                  886,149                    69,970
Cash at beginning of the period                                                            --                        --
                                                                                 ------------              ------------
Cash at end of the period                                                        $    886,149              $     69,970
                                                                                 ============              ============
Supplemental schedule of non-cash financing activity:

         Accrual of offering costs                                               $     80,000              $     20,000
                                                                                 ============              ============

                See accompanying notes to financial statements.

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

================================================================================

1.    Organization            China  Unistone   Acquisition   Corporation   (the
      and                     "Company") was incorporated  in Delaware on May 7,
      Business                2004 as a blank check company  whose  objective is
      Operations              to acquire an operating business.

                              All activity from May 7, 2004 (inception) through November 24, 2004 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                              The registration statement for the Company's initial public offering ("Offering") was declared effective November 18, 2004. The Company consummated the offering on November 24, 2004 and received net proceeds of approximately $18,318,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business that has its primary operating facilities located in the People's Republic of China ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $17,595,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States government securities (Treasury Bills) with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                              The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their redemption rights described below, the Business Combination will not be consummated.

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

================================================================================

                              All of the  Company's  stockholders  prior  to the
                              Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 750,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of the a Business Combination, these voting safeguards will no longer be applicable.

                              With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account as of the record date for determination of stockholders entitled to vote on the Business Combination divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying November 24, 2004 balance sheet.

                              The Company's Certificate of Incorporation provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                              Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

                              The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards and temporary differences, aggregating approximately $890 and $330 at November 24, 2004 and June 22, 2004, respectively. In recognition of the uncertainty regarding the

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

================================================================================

                              ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at November 24, 2004 and June 22, 2004.

                              The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

                              Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

                              The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                              Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

2.    Initial Public          On November 24, 2004,  the Company sold  3,450,000
      Offering                units  ("Units") in the Offering,  which  included
                              all  of  the   450,000   Units   subject   to  the
                              underwriters'   overallotment  option.  Each  Unit
                              consists  of one  share  of the  Company's  common
                              stock, $.0001 par value, and two Redeemable Common
                              Stock Purchase Warrants ("Warrants"). Each Warrant
                              entitles  the holder to purchase  from the Company
                              one share of common stock at an exercise  price of
                              $5.00  commencing the later of the completion of a
                              Business   Combination   or  one  year   from  the
                              effective  date of the Offering and expiring  four
                              years from the effective date of the Offering. The
                              Warrants  will be  redeemable,  upon prior written
                              consent of  EarlyBirdCapital,  Inc., at a price of
                              $.01 per Warrant  upon 30 days'  notice  after the
                              Warrants  become  exercisable,  only in the  event
                              that the last sale price of the common stock is at
                              least  $8.50  per share  for any 20  trading  days
                              within a 30 trading day period ending on the third
                              day   prior  to  the  date  on  which   notice  of
                              redemption  is  given.  In  connection  with  this
                              Offering,  the Company issued an option, for $100,
                              to  the  representative  of  the  underwriters  to
                              purchase  150,000  Units at an  exercise  price of
                              $9.90  per  Unit.   In   addition,   the  warrants
                              underlying such Units are exercisable at $6.25 per share.

3.    Notes Payable,          The  Company   issued  an   aggregate  of  $70,000
      Stockholders            unsecured   promissory   notes  to  three  Initial
                              Stockholders, who are also officers. The notes are non interest-bearing and will be paid following the consummation of the

                                          China Unistone Acquisition Corporation
                                        (a corporation in the development stage)

                                                   Notes to Financial Statements

================================================================================

                              Offering from the net proceeds of such Offering.

4.    Commitment              The  Company   presently   occupies  office  space
                              provided   by   an   affiliate   of   an   Initial
                              Stockholder. Such affiliate has agreed that, until
                              the  acquisition  of  a  target  business  by  the
                              Company,  it will make such office space,  as well
                              as  certain  office  and   secretarial   services,
                              available  to the  Company,  as may be required by
                              the  Company  from time to time.  The  Company has
                              agreed to pay such affiliate  $7,500 per month for
                              such services  commencing on the effective date of
                              the Offering.  The statement of operations for the
                              periods ended  November 24, 2004  includes  $1,500
                              related to this agreement.

5.    Preferred Stock         The  Company  is  authorized  to  issue  1,000,000
                              shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6.    Common Stock            The Company  originally  issued  875,000 shares of
                              common  stock  to  the  Initial  Stockholders  for
                              $25,000.  In July 2004,  the Initial  Stockholders
                              contributed  an  aggregate  of  125,000  shares of
                              common  stock,  at no cost,  to the  Company.  All
                              references   in   the    accompanying    financial
                              statements  to the  number of shares of stock have
                              been   retroactively   restated  to  reflect  this
                              transaction.

                              At November 24, 2004, 7,350,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters' unit purchase option.